Contacts for Republic Services:

Media:	Investors:	Both:
Will Flower	Ed Lang	Chuck Burgess
(954) 769-6392	(954) 769-3591	The Abernathy MacGregor Group
	or	(212) 371-5999
Tod Holmes
(954) 769-2387
REPUBLIC SERVICES ANNOUNCES AGREEMENT TO SETTLE CLASS ACTION
LAWSUITS RELATED TO PENDING MERGER WITH ALLIED WASTE
     FORT LAUDERDALE, Florida (October 30, 2008) — Republic Services, Inc. (NYSE: RSG) today announced that Republic, the individual members of Republic’s board of directors and Allied Waste Industries, Inc. (NYSE:AW) have agreed in principle with the shareholder plaintiffs to settle the purported class action lawsuits filed in Delaware and Florida relating to the pending merger between Republic and Allied.
     Under the terms of the proposed settlement, the claims of the named plaintiffs and the proposed class of public shareholders will be dismissed with prejudice, and the defendants will be released from all claims related to the merger transaction, the merger agreement, Republic’s rejections of unsolicited proposals from Waste Management, Inc. and any public statements made in connection therewith. Finalization of the proposed settlement remains subject to several conditions, including court approval and notice to the shareholder class. In connection with the proposed settlement, Republic has agreed to provide additional disclosures on a Form 8-K being filed today by Republic.
About Republic Services, Inc.
Republic Services, Inc. is a leading provider of environmental services including solid waste collection, transfer and disposal services in the United States. The company’s operating units are focused on providing solid waste services for commercial, industrial, municipal and residential customers.

Additional Information and Where to Find It
This communication is being made in respect of the proposed business combination involving Republic and Allied. Republic has filed with the Securities and Exchange Commission a definitive Joint Proxy Statement/Prospectus in connection with the proposed transaction with Allied. The definitive Joint Proxy Statement/Prospectus was mailed on or about October 14, 2008 to stockholders of Republic and Allied of record as of the close of business on October 6, 2008. INVESTORS AND SECURITY HOLDERS OF REPUBLIC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by Republic through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC can also be obtained by directing a request to Republic Services, Inc., 110 SE 6th Street, 28th Floor, Fort Lauderdale, Florida, 33301 Attention: Investor Relations.
Information Regarding Forward-Looking Statements
Certain statements and information included herein constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “will,” “expects,” “intends,” and similar words. Any such forward-looking statements contained herein are based on current expectations, but are subject to a number of risks, uncertainties, and other factors that may cause actual results to differ materially from expectations expressed in such forward-looking statements, many of which are beyond the control of Republic and Allied. Such risks, uncertainties and other factors include: risks that the parties will not ultimately enter into a stipulation of settlement or that the court will not approve the settlement even if the parties were to enter into such stipulation; the effect of changes in general economic conditions; the risk that a condition to funding under Republic’s new credit facility may not be satisfied; the risk that a regulatory approval that may be required for the merger is not obtained or is obtained subject to conditions that are not anticipated; other risks to consummation of the merger; and the risk that the merger, if completed, may not create long-term value for stockholders as expected. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating our forward-looking statements and are cautioned not to place undue reliance on forward-looking statements. Risk factors are discussed in the definitive Joint Proxy Statement/Prospectus filed with the SEC. The forward-looking statements made herein are only made as of the date of this press release and the parties hereto undertake no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.
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